UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: January 26, 2006
(date of earliest event reported)
ATS MEDICAL, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 0-18602

Minnesota (State or other jurisdiction of incorporation)	41-1595629 (IRS Employer Identification No.)
3905 Annapolis Lane N.
Minneapolis, Minnesota 55447
(Address of principal executive offices, including zip code)
(763) 553-7736
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Commencing on January 26, 2006, officers of ATS Medical, Inc. (the “Company”) will be meeting with analysts and institutional shareholders regarding the recently announced acquisition by the Company of privately-held 3F Therapeutics in a stock for stock transaction. The slide presentation which the officers will present to analysts and institutional shareholders is filed as an exhibit to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) The following exhibit is being filed with this report:
     99       ATS Medical, Inc. slide presentation regarding 3F Therapeutics acquisition.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATS MEDICAL, INC.
By:	/s/ John R. Judd
John R. Judd
Chief Financial Officer

Date: January 25, 2006

EXHIBIT INDEX
99       ATS Medical, Inc. slide presentation regarding 3F Therapeutics acquisition.